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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 16, 2005


                            MIRACOR DIAGNOSTICS, INC.
             (Exact name of registrant as specified in its charter)


     Utah                         0-12365                     58-1475517
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(State or other                 (Commission                 (IRS Employer
 jurisdiction of                File Number)              Identification No.)
  information


9191 Towne Centre Drive, Suite 400, San Diego, California        92122
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        (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code (858) 455-7127


        9191 Towne Centre Drive, Suite 400, San Diego, California 92122
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         (Former name or former address, if changed since last report)

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                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

Section 2 - Financial Information

2.02     Results of Operations and Financial Condition



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


MIRACOR DIAGNOSTICS, INC.


By:  /s/ Ross S. Seibert
     -------------------
     Ross S. Seibert, Chief Financial Officer

Dated:  August 16, 2005


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